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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                     FOR TENDER OF ANY AND ALL OUTSTANDING
                              7.75% NOTES DUE 2005
                                IN EXCHANGE FOR
                        7.75% NOTES DUE 2005, SERIES B,
                                       OF
                                  ONEOK, INC.

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used by registered holders of outstanding 7.75% Notes due 2005 (the "Old Notes") of ONEOK, Inc., an Oklahoma corporation (the "Company"), who wish to tender their Old Notes for an equal principal amount of new 7.75% Notes due 2005, Series B, of the Company (the "Exchange Notes") that have been registered under the Securities Act of 1933 and (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes, the duly completed and executed Letter of Transmittal or any other required documents to Chase Bank of Texas, National Association, as exchange agent (the "Exchange Agent"), or (iii) who cannot complete the procedures for book-entry transfer prior to 5:00 P.M., New York City time on the Expiration Date.

     This Notice of Guaranteed Delivery may be delivered by facsimile transmission, mail or hand delivery (receipt confirmed by telephone and an original delivered by guaranteed overnight delivery), to the Exchange Agent. See "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus dated
          , 2000, as the same may be amended or supplemented from time to time (the "Prospectus"). The Company has the right to reject a tender of Old Notes made pursuant to the guaranteed delivery procedures unless the registered holder using the guaranteed delivery procedure submits either (a) the Old Notes tendered thereby, in proper form for transfer, or (b) confirmation of book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

  By Registered or Certified     Facsimile Transmission Number  By Hand or Overnight Delivery:
             Mail:               (Eligible Institutions Only)
                                        (214) 672-5746
                                                                     Chase Bank of Texas,
     Chase Bank of Texas,                                            National Association
     National Association            Confirm by Telephone:             1201 Main Street
       1201 Main Street            or For Information Call:               18th Floor
          18th Floor                    (214) 672-5687                Dallas, Texas 75202
      Dallas, Texas 75202                                             Attn.: Frank Ivins,
      Attn.: Frank Ivins,                                          Personal and Confidential
   Personal and Confidential

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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Ladies and Gentlemen:

     Upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the undersigned hereby tenders to the Company the aggregate principal amount of the Old Notes set forth below, pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in Instruction 2 to the Letter of Transmittal.

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                       DESCRIPTION OF SECURITIES TENDERED

  Name and address of            Certificate            Aggregate Principal        Principal Amount of
registered holder as it        Number(s) of Old          Amount Represented         Old Notes Tendered
   appears on the Old           Notes Tendered             by Old Notes*
  Notes (Please print)
------------------------   ------------------------   ------------------------   ------------------------
------------------------   ------------------------   ------------------------   ------------------------
------------------------   ------------------------   ------------------------   ------------------------
------------------------   ------------------------   ------------------------   ------------------------
------------------------   ------------------------   ------------------------   ------------------------
------------------------   ------------------------   ------------------------   ------------------------
------------------------   ------------------------   ------------------------   ------------------------

     * Must be in denominations of a principal amount of U.S. $1,000 and integral multiples thereof.

      If the Old Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number: ____________

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X ---------------------------------------------------    Date: ---------------------------------------- , 2000

X ---------------------------------------------------    Date: ----------------------------------------, 2000
  Signature(s) of Owner(s) or Authorized Signatory

Area Code and Telephone Number:
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Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates of the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery.

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If a signature or signatures on the previous page is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                           Please print name(s) and address(es)

           Name(s):
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           Capacity:
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           Address(es):
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                  THE ACCOMPANYING GUARANTEE MUST BE COMPLETED

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                        THIS GUARANTEE MUST BE COMPLETED
                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934 as an "eligible guarantor institution," hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either (a) the Old Notes tendered hereby, in proper form for transfer, or (b) confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company maintained for such purpose, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) (or, in the case of a book-entry transfer, an Agent's message) and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

     The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

Name of Firm:
-------------------------------------

Address:
--------------------------------------------

------------------------------------------------------
                                                                      (zip code)
Area Code and
Telephone Number:
--------------------------------
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(Authorized Signature)

Title:
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Name:
----------------------------------------------
                             (Please type or print)

Date:
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NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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